UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2010

ACTION ACQUISITION CORPORATION
 (Exact name of registrant as specified in its charter)

Cayman Island	000-52341	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Nautilus Global Partners 700 Gemini, Suite 100, Houston, TX	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 488-3883

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective August 31, 2010, David Richardson resigned from the board of directors of the Action Acquisition Corporation (the “Company”).  Mr. Richardson’s resignation is not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective August 31, 2010, Joseph Rozelle resigned as President and Chief Financial Officer of the Company. Mr. Rozelle will continue to serve the Company as a member on the Board of Directors.

Effective August 31, 2010, Karl Brenza was named President and Chief Executive Officer of the Company.

Mr. Brenza (age 46) has over 15 years of investment banking and financial advisory experience as well as significant operational and technology experience as a corporate executive. Mr. Brenza has been Managing Director of Investment Banking at Maxim Group, LLC since February 2008.  Prior to joining Maxim Group, Mr. Brenza was the Chief Financial Officer of Enherent Corp from August 2005 to November 2007 and Managing Director, Head of Investment Banking for Broadband Capital Management, LLC from November 2002 to August 2005.   Mr. Brenza received a B.S. in electrical engineering from the University of Pennsylvania and an M.B.A. from the Columbia University Graduate School of Business.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control), including, without limitation, the Company’s ability to increase prices and revenue and continue to obtain contract renewals and extensions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 7, 2010	ACTION ACQUISITION CORPORATION

	By:	/s/ Karl Brenza
Name: Karl Brenza
Title: Chief Executive Officer